EASTSIDE
DISTILLING

NASDAQ: EAST

August 14, 2019

SECOND QUARTER FISCAL YEAR 2019
CORPORATE PRESENTATION

PRODUCING CRAFT SPIRITS
SINCE 2008



ESTABLISHED
PORTLAND
OREGON
GARRYANA-FINISHED
SMALL BATCH
BURNSIDE
WEST END
BLEND
BLENDED AMERICAN WHISKEY FINISHED WITH OREGON OAK
750ML
ESTABLISHED
PORTLAND
OREGON
GARRYANA-FINISHED
SMALL BATCH
BURNSIDE
OREGON OAKED
BOURBON
BLENDED BOURBON WHISKEY FINISHED WITH OREGON OAK
46%
750ML

FORWARD LOOKING STATEMENTS

EASTSIDE DISTILLING

Except for historical information contained herein, this presentation contains forward-looking statements, which reflect the expectations of management of Eastside Distilling, Inc. ("Eastside") with respect to potential future events. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, but are not limited to comments regarding; (i) Eastside's plans to become a national spirits company; (ii) proposed changes in Eastside's distilling, location and new facility, and the impact that such changes will have on Eastside's market position, business operations and ultimate success; (iii) Eastside's plan to establish a relationship with a leading distributor, partner, and/or agent which will enhance scalability, and sales and marketing efforts; (iv) Eastside's product expansion, if any; (v) Eastside's strategic growth plan for coming years, including accelerating the growth of spirits sold on a national level; (vi) Eastside's predictions of its national growth potential of the sales of its products; (vii) Eastside's marketing initiatives, including a national campaign featuring print, billboards, radio, television, and social media to build brand awareness and drive sales. These forward-looking statements are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of such risks and uncertainties, which include, without limitation; general economic conditions and economic uncertainty in the global markets; current and continuing trends in the spirits industry; continued demand for and success of Eastside's products and reputation; unexpected increases in the price of raw materials or their reduced availability; Eastside's ability to sustain its past growth or manage its future growth; Eastside's ability to retain its key management personnel; continued protection of Eastside's intellectual property; legal, regulatory, political and economic risks; the highly competitive market for spirits and other products proposed to be developed and launched by Eastside; Eastside's inability to deliver its products to the market and to meet customer expectations due to problems with its distribution system or other unanticipated problems; Eastside's failure to obtain any future financing it requires to fund and grow its business; Eastside's inability to expand its sales or product lines; Eastside's inability to generate growth of the sales of its current and future products; Eastside's inability to penetrate and generate successful operations on a national level; and other risk factors. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. In addition, the use of comparables in this presentation are in no way indicative of Eastside's future financial or operating results or potential. Readers are cautioned that the foregoing factors are not exhaustive. Forward-looking statements in this presentation are made as of the date hereof and Eastside disclaims any intent or obligation to update publicly such forward-looking statements.

PLATFORM FOR LONG-TERM GROWTH

EASTSIDE DISTILLING

Marketing Support

Create Formula & Flavor	Branding	Production	Regional Distribution	Independent Accounts	National Distribution	National Accounts
Award-winning master distillers	Sandstrom Partners: World-class spirit branding firm	Craft Canning + Bottling Motherlode	Strong presence in Pacific Northwest	Product currently deployed in many of the country's largest independent retailers, including ABC, Total Wine, Specs	Strong relationships with National distributors; Republic National Distributing Company (RNDC), Southern Glazer's Wine & Spirits, Breakthru Beverage Group, Young's Market	Product currently deployed in Walmart, Costco, Albertson/Safeway, Jewel, and others

REDNECK RIVIERA 1ST HALF RESULTS

EASTSIDE DISTILLING

Shipments

- H1 9413 9l cases vs 4378 LYR +126%
- Q2 2019 4271 9-liter cases/ Q2 LY – 2182
- Additional 886 9l cases shipped to control states, but not invoiced
- Wholesaler inventory average 30-days

Depletions

- 8788 9l cases vs 2346 LYR
- Off Premise 8084 cases 92%
- On Premise 703 cases 8%
- Package Mix- Percentage of Business
  - 1.75L – 1%
  - 750ML – 90%
  - 375ML – 2%
  - 50ML – 2%
  - Granny Rich– 5%


WORK
HARD

REDNECK RIVIERA 1ST HALF RESULTS

EASTSIDE DISTILLING

Accounts Sold (PODS)

- Off Premise
  - 7,824 PODS VS 1298 YAG = +503%
- On Premise
  - 1,085 PODS vs 174 YAG = +524%

On-Premise National Account Focus

- Efficiency/ Top-down programming/ Volume Delivery
- Logan's Roadhouse 23 states- 175 locations – September
- Jim & Nicks BBQ 4 States -41 locations - August 1 entry
- Ford Garages Florida- 12 Locations
- Cody Roadhouse Florida- 12 locations

Test

- Select Hooters-FL
- Select Coyote Ugly- FL
- Select Hard Rock Café - Ohio, Sacramento & Tampa


WORK
HARD

REDNECK RIVIERA 1ST HALF RESULTS

EASTSIDE DISTILLING

REGIONS	H1 2019	H1 2018	DIFFERENCE	% GROWTH	% of BUSINESS
WEST TOTAL	2185	268	1917	715.00%	25.00%
SOUTHEAST TOTAL	2501	1249	1252	100.29%	28.00%
OREGON TOTAL	512	533	-21	-3.94%	6.00%
NORTH TOTAL	433	0	433	100.00%	5.00%
CENTRAL TOTAL	3157	642	2515	391.81%	36.00%
TOTALS	8788	2346	8442	275.00%	100.00%

RANKING	STATE	CASES	% of BUSINESS
1	FL	1414	17.00%
2	CA	1206	14.00%
3	IL	600	7.00%
4	TX	529	6.00%
5	OR	512	6.00%
6	IN	480	5.00%
7	MO	478	5.00%
8	TN	347	4.00%
9	WI	330	4.00%
10	WA	320	4.00%
		6216	71.00%


WORK HARD

REDNECK RIVIERA 1ST HALF UPDATE

EASTSIDE DISTILLING

Forecast Challenge:

- 1600 of 2550 new POD set extremely late in Quarter 2 equating to 2 turn loss
- Inclusive of Walmart, S.CA VONS- Albertsons/ N.CA Safeway
- Forecasting timing vulnerability for incremental volume with an early stage brand
- All distribution is now set


WHISKEY

REDNECK RIVIERA 1ST HALF UPDATE

EASTSIDE DISTILLING

Corporate Customer Input:

- All customers are categorized as ‘exceeding expectation’ or ‘satisfied’ with ROS movement
- Jewel-Osco/ Meijer/ Winn Dixie/ ABC Liquor- data driven buyers have added or committed to a second package
- Results have exceeded internal expectations providing rationale for expansion
- Buyers categorized as ‘satisfied only’ are still excited about the brand, John Rich and the ‘Folds of Honor’ cause
- Willingness to let Redneck Riviera develop understanding the stage of development

Tier 1 Wholesaler Input:

- Illinois- repurchase is equivalent to mature established brands
  (per EVP of Sales)
- Florida- Brand is ahead of pace from a brand development position
  (per EVP of Sales)


WHISKEY

CURRENT TRANSACTION DATA

EASTSIDE DISTILLING

Florida Total Market

► 24wk- Sku Level

Albertsons/ Safeway WA

► 52wk- Sku Level

Jewel-Osco Illinois

► 24wk- Brand Level

Meijer Midwest

► 4/12 wk

► MI, IN, KY, WI & IL

► Redneck Riviera Exclusively



FOLDS of HONOR
PLAY HARD
REDNECK
RIVIERA
WHISKEY

FLORIDA XAOC 24WK 6-13-19

EASTSIDE DISTILLING

FLORIDA XAOC PLUS PACKAGE SPIRITS NIELSEN - 24wk end 6-13-19 US WHISKEY 750ml ONLY

Values

Product	Sales Dollars	Sales Dollars LY	Sales Dollars % Chg	Sales Dollars % Share	Sales Units	Sales Units LY	Sales Units % Chg	Avg Retail Price
JACK DANIELS BLACK 750 ML	$9,933,944	$10,397,330	(4%)	9%	467,404	479,509	(3%)	$21.25
MAKERS MARK 750 ML	$6,329,312	$6,128,664	3%	5%	265,399	247,918	7%	$23.85
WOODFORD RSV BOURBON 750 ML	$4,625,536	$4,095,210	13%	4%	152,056	134,025	13%	$30.42
JIM BEAM TRV 750 ML	$4,495,026	$3,876,950	16%	4%	366,404	308,845	19%	$12.27
JACK DANIELS TN HONEY 750 ML	$3,631,411	$3,752,860	(3%)	3%	170,592	172,413	(1%)	$21.29
BASIL HAYDEN 8YR 750 ML	$3,372,204	$3,111,902	8%	3%	86,538	79,357	9%	$38.97
BULLEIT BOURBON 750 ML	$2,768,131	$2,478,927	12%	2%	102,032	89,965	13%	$27.13
GENTLEMAN JACK 750 ML	$2,407,928	$2,243,971	7%	2%	85,793	78,785	9%	$28.07
KNOB CREEK 750 ML	$2,355,557	$2,488,706	(5%)	2%	82,643	86,783	(5%)	$28.50
JIM BEAM 750 ML	$2,264,266	$1,744,958	30%	2%	176,492	124,479	42%	$12.83
ANGELS ENVY BOURBON 750 ML	$2,006,490	$2,218,959	(10%)	2%	42,326	47,612	(11%)	$47.41
BUFFALO TRACE 750 ML	$1,452,886	$1,190,542	22%	1%	53,942	46,537	16%	$26.93
BLANTONS BOURBON 750 ML	$1,404,674	$1,310,314	7%	1%	20,477	20,699	(1%)	$68.60
MAKERS MARK 46 750 ML	$1,394,649	$1,401,298	(0%)	1%	38,925	39,034	(0%)	$35.83
JACK DANIELS TN FIRE 750 ML	$1,322,646	$1,540,394	(14%)	1%	62,642	70,844	(12%)	$21.11
BULLEIT BOURBON RYE 90 750 ML	$1,266,863	$1,134,326	12%	1%	46,376	40,415	15%	$27.32
ELIJAH CRAIG SMALL BATCH 750 ML	$1,178,596	$829,099	42%	1%	38,863	27,406	42%	$30.33
WILD TURKEY 101 750 ML	$1,083,917	$1,172,886	(8%)	1%	49,333	55,239	(11%)	$21.97
1792 750 ML	$1,039,765	$688,442	51%	1%	35,123	22,896	53%	$29.60
JACK DANIELS BLACK GIFT 750 ML	$1,023,056	$1,268,018	(19%)	1%	47,429	58,839	(19%)	$21.57
JACK DANIELS SNGL BRL 750 ML	$1,008,147	$1,118,626	(10%)	1%	22,985	25,595	(10%)	$43.86
WOODFORD RSV DBL OAK 750 ML	$990,538	$803,641	23%	1%	18,875	15,404	23%	$52.48
FOUR ROSES SMALL BATCH 750 ML	$972,983	$794,011	23%	1%	33,330	26,603	25%	$29.19
WILD TURKEY AMERICAN HONEY 750 ML	$958,484	$987,347	(3%)	1%	47,605	49,326	(3%)	$20.13
JIM BEAM BLACK 750 ML	$948,525	$972,732	(2%)	1%	49,043	48,936	0%	$19.34
EVAN WILLIAMS BLACK 750 ML	$889,258	$974,716	(9%)	1%	66,424	74,108	(10%)	$13.39
WOODFORD RSV RYE 750 ML	$887,180	$739,328	20%	1%	28,111	23,374	20%	$31.56
JIM BEAM HONEY 750 ML	$825,920	$753,267	10%	1%	58,442	50,395	16%	$14.13
FOUR ROSES SNGL BRL 750 ML	$819,320	$604,340	36%	1%	20,097	14,965	34%	$40.77
JIM BEAM APPLE 750 ML	$803,917	$845,033	(5%)	1%	59,710	58,596	2%	$13.46
JIM BEAM VANILLA 750 ML	$802,008	$723,872	11%	1%	59,238	50,473	17%	$13.54
SEAGRAMS 7 CROWN 750 ML	$784,918	$821,698	(4%)	1%	64,043	67,649	(5%)	$12.26
MICHTERS US 1 BOURBON 10YR 750 ML	$711,075	$659,233	8%	1%	16,401	15,585	5%	$43.36
OLE SMOKY WHSKY CARAMEL 750 ML	$699,714	$159,048	340%	1%	36,316	8,088	349%	$19.27
EAGLE RARE 10YR 750 ML	$692,306	$744,112	(7%)	1%	19,919	23,088	(14%)	$34.76
ANGELS ENVY RYE 100 750 ML	$667,779	$365,041	83%	1%	7,677	4,562	68%	$86.98
RED STAG BLACK CHRY 750 ML	$644,493	$538,544	20%	1%	47,705	35,194	36%	$13.51



PLAY HARD
FOLDS of HONOR
REDNECK RIVIERA
WHISKEY

FLORIDA XAOC 24WK 6-13-19

EASTSIDE DISTILLING

FLORIDA XAOC PLUS PACKAGE SPIRITS NIELSEN - 24wk end 6-13-19 US WHISKEY 750ml ONLY

Product	Sales Dollars	Sales Dollars LY	Sales Dollars % Chg	Sales Dollars % Share	Sales Units	Sales Units LY	Sales Units % Chg	Avg Retail Price
	Values							
JIM BEAM DEVILS CUT 750 ML	$630,151	$660,861	(5%)	1%	32,424	33,602	(4%)	$19.43
EVAN WILLIAMS GREEN LABEL 750 ML	$607,710	$609,432	(0%)	1%	58,392	58,937	(1%)	$10.41
FOUR ROSES YELLOW LABEL 750 ML	$580,263	$426,837	36%	0%	30,166	22,052	37%	$19.24
JEFFERSONS SINGLE BRL 8YR 750 ML	$578,906	$742,833	(22%)	0%	18,744	24,129	(22%)	$30.88
LARCENY BOURBON 750 ML	$577,873	$553,511	4%	0%	21,614	20,385	6%	$26.74
HIGH WEST AMERICAN PRAIRIE 750 ML	$550,575	$253,236	117%	0%	17,998	6,458	179%	$30.59
JACK DANIELS TN HONEY GIFT 750 ML	$544,409	$0	0%	0%	25,000	0	0%	$21.78
JACK DANIELS SNGL BRL BRL PRF 750 ML	$539,118	$522,510	3%	0%	8,546	7,996	7%	$63.08
SOUTHERN COMFORT 76 750 ML	$532,951	$552,071	(3%)	0%	36,122	36,942	(2%)	$14.75
BASIL HAYDEN DARK RYE 750 ML	$524,722	$87,624	499%	0%	12,324	1,989	520%	$42.58
JIM BEAM HONEY TRV 750 ML	$520,366	$440,535	18%	0%	41,024	33,802	21%	$12.68
RUSSELLS RSV 10YR 750 ML	$519,526	$861,505	(40%)	0%	16,256	28,529	(43%)	$31.96
KNOB CREEK SNGL BRL RSRV 750 ML	$514,572	$405,021	27%	0%	11,309	9,064	25%	$45.50
CLYDE MAYS BOURBON 750 ML	$509,191	$452,638	12%	0%	14,178	12,328	15%	$35.91
JACK DANIELS RYE 750 ML	$480,393	$215,788	123%	0%	21,544	8,436	155%	$22.30
HIGH WEST DBL RYE 750 ML	$454,169	$283,266	60%	0%	14,340	7,290	97%	$31.67
WHISTLEPIG RYE 10YR 100P 750 ML	$451,811	$299,729	51%	0%	5,372	3,603	49%	$84.11
JIM BEAM KENTUCKY FIRE 750 ML	$442,818	$431,551	3%	0%	31,600	28,557	11%	$14.01
EH TAYLOR BOURBON SML BATCH 750 ML	$440,744	$306,947	44%	0%	9,631	6,852	41%	$45.76
KNOB CREEK SMOKED MAPLE 750 ML	$427,955	$428,985	(0%)	0%	14,622	14,921	(2%)	$29.27
EVAN WILLIAMS HONEY 750 ML	$424,921	$469,240	(9%)	0%	31,148	34,084	(9%)	$13.64
JIM BEAM REPEAL BATCH 750 ML	$412,600	$0	0%	0%	34,605	0	0%	$11.92
TEMPLETON RYE 750 ML	$412,397	$519,044	(21%)	0%	12,909	16,297	(21%)	$31.95
TIN CUP WHISKEY 750 ML	$403,191	$435,987	(8%)	0%	14,102	15,312	(8%)	$28.59
KNOB CREEK RYE 750 ML	$395,627	$463,704	(15%)	0%	13,436	15,995	(16%)	$29.45
JIM BEAM DBL OAK 750 ML	$378,472	$403,230	(6%)	0%	18,840	20,065	(6%)	$20.09
BULLEIT BOURBON 10YR 750 ML	$369,391	$415,250	(11%)	0%	8,267	9,351	(12%)	$44.68
HUDSON BABY BOURBON 750 ML	$367,952	$325,359	13%	0%	7,625	6,765	13%	$48.26
ELIJAH CRAIG BARREL PROOF 750 ML	$363,234	$194,426	87%	0%	5,725	2,386	140%	$63.45
ANGELS ENVY BOURBON CASK STRENGTH 750 ML	$307,716	$123,893	148%	0%	1,566	634	147%	$196.48
BOOKERS BOURBON 8YR 750 ML	$307,260	$273,875	12%	0%	3,887	3,706	5%	$79.05
BIRD DOG WHSKY PEACH 750 ML	$302,370	$230,897	31%	0%	18,286	13,851	32%	$16.54
JEFFERSONS OCEAN AGED 750 ML	$280,853	$245,437	14%	0%	3,851	3,036	27%	$72.93
OLD FORESTER 750 ML	$274,333	$273,665	0%	0%	13,362	13,882	(4%)	$20.53
JACK DANIELS WINTER JACK 750 ML	$271,302	$252,967	7%	0%	17,434	16,662	5%	$15.56
WOODFORD RSV STAIGHT MALT 750 ML	$269,413	$6,211	4,238%	0%	8,232	188	4,279%	$32.73
SEAGRAMS 7 CROWN TRV 750 ML	$264,243	$251,674	5%	0%	21,602	21,447	1%	$12.23
WL WELLER 90 7YR 750 ML	$260,278	$206,866	26%	0%	11,370	9,079	25%	$22.89
REDEMPTION RYE 750 ML	$259,673	$201,765	29%	0%	9,286	7,345	26%	$27.96
OLE SMOKY CHRY 750 ML	$258,984	$279,657	(7%)	0%	13,112	14,379	(9%)	$19.75
EVAN WILLIAMS 1783 750 ML	$254,076	$260,174	(2%)	0%	17,285	18,480	(6%)	$14.70
REDNECK RIVIERA WHISKEY 750 ML	$248,078	$1,195	20,662%	0%	10,134	48	21,013%	$24.48


PLAY HARD
FOLDS of HONOR
REDNECK RIVIERA
WHISKEY

FLORIDA XAOC 24WK 6-13-19

EASTSIDE DISTILLING

FLORIDA XAOC PLUS PACKAGE SPIRITS NIELSEN - 24wk end 6-13-19 US WHISKEY 750ml ONLY

Product	Sales Dollars	Sales Dollars LY	Sales Dollars % Chg	Sales Dollars % Share	Sales Units	Sales Units LY	Sales Units % Chg	Avg Retail Price
REDNECK RIVIERA WHISKEY 750 ML	**$248,078**	**$1,195**	**20,662%**	**0%**	**10,134**	**48**	**21,013%**	**$24.48**
EARLY TIMES BB 750 ML	$246,937	$273,288	(10%)	0%	23,631	26,790	(12%)	$10.45
JEFFERSONS RESERVE 15YR VERY SMALL BATCH 750 ML	$245,323	$204,864	20%	0%	4,552	4,063	12%	$53.90
BLADE AND BOW BOURBON 750 ML	$243,904	$90,324	170%	0%	4,897	1,757	179%	$49.80
RED STAG BLACK CHRY TRV 750 ML	$237,863	$241,205	(1%)	0%	19,487	20,169	(3%)	$12.21
WOODFORD RSV BOURBON GIFT 750 ML	$235,724	$237,386	(1%)	0%	7,557	7,612	(1%)	$31.19
REBEL YELL BRBN 750 ML	$234,076	$228,866	2%	0%	15,981	14,101	13%	$14.65
EVAN WILLIAMS SNGL BRL 750 ML	$231,142	$208,611	11%	0%	9,217	8,276	11%	$25.08
OLD FORESTER STATESMAN 750 ML	$220,303	$166,340	32%	0%	4,107	3,108	32%	$53.64
JIM BEAM KENTUCKY FIRE TRV 750 ML	$218,492	$157,841	38%	0%	17,040	12,473	37%	$12.82
HEAVENS DOOR STRAIGHT BOURBON 88 750 ML	$210,217	$4,122	5,000%	0%	4,363	86	4,973%	$48.18
EVAN WILLIAMS BLACK TRV 750 ML	$209,569	$155,192	35%	0%	14,955	11,248	33%	$14.01
SOUTHERN COMFORT 100 750 ML	$208,855	$238,674	(12%)	0%	11,565	13,111	(12%)	$18.06
GEORGE DICKEL 90 #12 750 ML	$205,894	$201,062	2%	0%	8,150	8,302	(2%)	$25.26
EARLY TIMES BB TRV 750 ML	$199,460	$247,358	(19%)	0%	18,632	23,987	(22%)	$10.71
KENTUCKY OWL RYE 1106P 750 ML	$192,774	$334,648	(42%)	0%	1,208	2,431	(50%)	$159.63
BULLEIT BOURBON BRL STRGTH 750 ML	$191,831	$81,532	135%	0%	3,110	1,300	139%	$61.68
BRECKENRIDGE BOURBON 2YR 750 ML	$184,522	$170,196	8%	0%	4,278	3,739	14%	$43.13
KNOB CREEK GIFT 750 ML	$184,099	$0	0%	0%	6,370	0	0%	$28.90
GEORGE T STAGG JR BOURBON 750 ML	$181,405	$204,413	(11%)	0%	2,911	3,596	(19%)	$62.32
JACK DANIELS BLACK SPC BTL 750 ML	$181,191	$0	0%	0%	7,535	0	0%	$24.05
BASIL HAYDEN 2 BY 2 RYE 750 ML	$180,008	$0	0%	0%	3,463	0	0%	$51.97
MIDNIGHT MOON MOONSHINE APPLE PIE 750 ML	$172,482	$184,359	(6%)	0%	8,828	9,267	(5%)	$19.54
MICHTERS SNGL BRL STRT 10YR 944 750 ML	$169,558	$102,496	65%	0%	1,179	926	27%	$143.82
BENCHMARK STRT BOURBON 750 ML	$162,445	$150,190	8%	0%	16,041	14,662	9%	$10.13
WILD TURKEY RARE BREED 750 ML	$160,710	$137,639	17%	0%	3,595	3,154	14%	$44.71
JIM BEAM DISTILLERS CUT 750 ML	$160,628	$114,022	41%	0%	8,109	5,765	41%	$19.81
SPECKLED TAIL WHSKY 750 ML	$160,395	$97,885	64%	0%	13,639	8,326	64%	$11.76
COOPERS CRAFT BOURBON 750 ML	$157,669	$101,969	55%	0%	6,982	4,243	65%	$22.58
JIM BEAM BONDED 750 ML	$157,592	$154,186	2%	0%	7,883	7,587	4%	$19.99
JACK DANIELS TN FIRE GIFT 750 ML	$157,317	$63,753	147%	0%	7,210	2,943	145%	$21.82
JIM BEAM RYE 90 750 ML	$156,330	$163,520	(4%)	0%	7,857	8,139	(3%)	$19.90
JIM BEAM MAPLE 750 ML	$153,935	$128,544	20%	0%	11,667	9,143	28%	$13.19
CLYDE MAYS BOURBON 750 ML	$153,432	$143,360	7%	0%	4,697	4,438	6%	$32.67
JACK DANIELS SNGL BRL RYE 750 ML	$150,989	$152,836	(1%)	0%	3,213	3,185	1%	$47.00
WHISTLEPIG RYE 15YR 750 ML	$150,339	$230,658	(35%)	0%	728	1,089	(33%)	$206.61
OLD FORESTER 1920 750 ML	$150,182	$102,160	47%	0%	2,399	1,709	40%	$62.60


REDNECK
RIVIERA
WHISKEY

- 96 of 483 Sku $$$ Contribution Ranking
- Total Market Distribution Penetration 48%
- (At) 100% distribution top 50 Brand
- Data does not include New Walmart Dist.
- Only 7 new competitive brands/ 3 are part of a Major's Portfolio
- Limited Price Reduction (focus on full margin cases)
- 2nd Package acceptance with ABC & Winn Dixie

SAFEWAY/ ALBERTSONS WA 52WK 7-13-19

EASTSIDE DISTILLING

52 Week SEA SFW/ALB Ending 7.13.19

DESC	RETAIL BIN	BRAND	$ Vol	$ Vol LY	$ Vol % Chg	Retail TY
Grand Total	Total	Total	$19,605,880	$17,427,486	12.50%	$19.73
JD BLK STRT WSKY 80P 750 ML	$20-$24.99	JACK DANIEL'S	$2,262,578	$2,352,411	-3.80%	$20.25
M-MK STRT BRBN 90P 750 ML	$25-$29.99	MAKER'S MARK	$967,728	$898,141	7.70%	$26.88
JB STRT BRBN 4Y 80P 750 ML	$15-$19.99	JIM BEAM	$734,426	$711,866	3.20%	$15.06
BULLEIT STRT BRBN 90P 750 ML	$25-$29.99	BULLEIT	$649,361	$566,863	14.60%	$27.24
JB STRT BRBN 4Y 80P PL 750 ML	$15-$19.99	JIM BEAM	$617,405	$564,355	9.40%	$15.07
E-W STRT BRBN 86P 750 ML	$10-$14.99	EVAN WILLIAMS	$599,444	$590,421	1.50%	$11.93
H-D-C STRT BRBN BS 60P 750 ML	$15-$19.99	HERITAGE DISTILLING CO	$583,353	$321,892	81.20%	$19.91
KNOB CRK STRT BRBN 9Y 100P 750 ML	$25-$29.99	KNOB CREEK	$500,786	$346,073	44.70%	$28.14
SML GNT STRT BRBN 3Y 80P 750 ML	$0-$9.99	SAMUEL GRANT	$469,859	$337,066	39.40%	$9.94
W-R STRT BRBN 90.4P 750 ML	$30-$39.99	WOODFORD RESERVE	$401,305	$241,642	66.10%	$36.91
SINFIRE STRT WSKY CN 70P 750 ML	$10-$14.99	SINFIRE	$400,912	$388,455	3.20%	$11.92
BULLEIT 95 RYE RYE WHISKEY 90P 750 ML	$25-$29.99	BULLEIT 95 RYE	$367,929	$315,262	16.70%	$27.23
GJ STRT WSKY 80P 750 ML	$25-$29.99	GENTLEMAN JACK	$357,977	$386,923	-7.50%	$27.87
S7C BLND WSKY 80P PL 750 ML	$0-$9.99	SEAGRAM'S 7 CROWN	$340,104	$338,867	0.40%	$9.82
W-T STRT BRBN 101P 750 ML	$20-$24.99	WILD TURKEY	$328,934	$333,462	-1.40%	$24.38
BFL TRC STRT BRBN 90P 750 ML	$25-$29.99	BUFFALO TRACE	$327,753	$314,120	4.30%	$29.00
JB STRT BRBN APPLE 70P 750 ML	$15-$19.99	JIM BEAM	$270,046	$262,869	2.70%	$15.08
S7C BLND WSKY 80P 750 ML	$0-$9.99	SEAGRAM'S 7 CROWN	$263,464	$300,423	-12.30%	$9.83
BSL HYDN STRT BRBN 80P 750 ML	$40+	BASIL HAYDEN'S	$259,433	$202,222	28.30%	$42.71
WVWCO STRT BRBN 90P 750 ML	$40+	WOODINVILLE WHISKEY CO.	$256,506	$290,560	-11.70%	$40.62
JB STRT BRBN HNY 70P 750 ML	$15-$19.99	JIM BEAM	$238,875	$215,508	10.80%	$15.07
TEMPLETON RYE WHISKEY 80P 750 ML	$30-$39.99	TEMPLETON	$226,898	$151,591	49.70%	$31.77
BLANTON'S STRT BRBN 93P C 750 ML	$40+	BLANTON'S	$185,323	$176,615	4.90%	$67.39
F-RSE STRT BRBN 80P 750 ML	$25-$29.99	FOUR ROSES	$183,429	$142,078	29.10%	$25.22
JBB STRT BRBN 86P 750 ML	$15-$19.99	JIM BEAM BLACK	$177,636	$142,279	24.90%	$19.51
EL-CG SB STRT BRBN 94P 750 ML	$30-$39.99	ELIJAH CRAIG	$176,228	$135,384	30.20%	$30.11
JM BM DVC STRT BRBN 90P 750 ML	$15-$19.99	JIM BEAM DEVIL'S CUT	$151,154	$126,904	19.10%	$19.48


PROUD TO PARTNER WITH
FOLDS of HONOR
PLAY HARD
REDNECK
RIVIERA
WHISKEY

SAFEWAY/ ALBERTSONS WA 52WK 7-13-19

EASTSIDE DISTILLING

52 Week SEA SFW/ALB Ending 7.13.19

DESC	RETAIL BIN	BRAND	$ Vol	$ Vol LY	$ Vol % Chg	Retail TY
Grand Total	Total	Total	$19,605,880	$17,427,486	12.50%	$19.73
JD T-ST RYE WHISKEY 90P 750 ML	$20-$24.99	JACK DANIEL'S	$142,192	$18,733	659.00%	$20.98
JB STRT BRBN VN 70P 750 ML	$15-$19.99	JIM BEAM	$135,414	$2,242	5939.90%	$15.52
F-RSE SB STRT BRBN 90P 750 ML	$40+	FOUR ROSES	$130,842	$113,783	15.00%	$44.58
EAGLE RARE STRT BRBN 10Y 90P 750 ML	$30-$39.99	EAGLE RARE	$130,196	$121,080	7.50%	$35.93
TIN CUP STRT WSKY 84P 750 ML	$25-$29.99	TIN CUP	$120,035	$121,459	-1.20%	$28.43
SNTRY HBK JP-HMY WHISKEY 86P 750 ML	$40+	SUNTORY HIBIKI	$113,459	$77,800	45.80%	$72.13
KB-CRK RYE WHISKEY 100P 750 ML	$25-$29.99	KNOB CREEK	$108,386	$66,404	63.20%	$28.12
WVWCO STRT RYE WHISKEY 90P 750 ML	$40+	WOODINVILLE WHISKEY CO.	$95,179	$16,587	473.80%	$44.94
MAKER'S 46 STRT BRBN 94P 750 ML	$40+	MAKER'S 46	$89,023	$98,528	-9.60%	$44.83
JB STRT BRBN 86P 750 ML	$15-$19.99	JIM BEAM	$84,147	$38,026	121.30%	$18.71
GRG-DKL RYE WHISKEY 90P 750 ML	$25-$29.99	GEORGE DICKEL	$83,487	$102,138	-18.30%	$26.07
OLD CAMP BLND WSKY 2Y 80P 750 ML	$20-$24.99	OLD CAMP	$81,859	$85,515	-4.30%	$20.97
BRD DG STRT WSKY BKBRY 80P 750 ML	$15-$19.99	BIRD DOG	$76,995	$85,052	-9.50%	$19.99
HW DBL RYE WHISKEY 92P 750 ML	$30-$39.99	HIGH WEST	$76,587	$67,264	13.90%	$39.50
R-R STRT WSKY 80P 750 ML	$25-$29.99	REDNECK RIVIERA	$72,293	$560	12809.50%	$27.26
W-R STRT RYE WHISKEY 90.4P 750 ML	$30-$39.99	WOODFORD RESERVE	$72,149	$33,942	112.60%	$37.42
JHN-EFL STRT BRBN 92P 750 ML	$25-$29.99	JOHN E. FITZGERALD LARCENY	$71,368	$57,106	25.00%	$28.55
HWST BLND WSKY 92P 750 ML	$30-$39.99	HIGH WEST	$70,579	$46,868	50.60%	$39.45
CTL BR BLND WSKY 80P PL 750 ML	$0-$9.99	CTL BR	$65,550	$96,930	-32.40%	$7.86
W-R DO STRT BRBN 90.4P 750 ML	$40+	WOODFORD RESERVE	$63,379	$53,006	19.60%	$63.57
O-F STRT BRBN 86P 750 ML	$20-$24.99	OLD FORESTER	$59,749	$52,222	14.40%	$23.42
JD BLK STRT WSKY G-S 80P 750 ML	$20-$24.99	JACK DANIEL'S	$57,538	$97,975	-41.30%	$20.92
BBP STRT WHT WSKY 86P 750 ML	$40+	BAINBRIDGE BATTLE POINT	$54,188	$40,475	33.90%	$53.86
BULLEIT STRT BRBN 10Y 91.2P 750 ML	$40+	BULLEIT	$45,159	$34,348	31.50%	$54.67
GHS-OW STRT PNW WSKY 90P 750 ML	$30-$39.99	GHOST OWL	$44,848	$50,654	-11.50%	$39.65
WILD TURKEY RYE WHISKEY 81P 750 ML	$25-$29.99	WILD TURKEY	$38,374	$40,957	-6.30%	$26.19
JRMH WD BLND WSKY SPD 70.6P 750 ML	$20-$24.99	JEREMIAH WEED	$34,114	$36,169	-5.70%	$20.92
M-MK STRT BRBN 111.6P 750 ML	$40+	MAKER'S MARK	$30,586	$18,858	62.20%	$61.29
RSLS RS STRT BRBN 10Y 90P 750 ML	$40+	RUSSELL'S RESERVE	$25,731	$25,724	0.00%	$42.32


WHISKEY

- In set for 10-months
- $86,751 12-month $$$ Contribution
- 36 of 83 Sku Ranking
- Outperformed High West & Old Forester Etc.
- Minimal New Competitive Brands within data
- Retail Bin Category: $25.99- $29.99
- Limited Discounting
- QFC-63/ Fred Meyer-59 (Kroger) Safeway data utilized for new mandated distribution

JEWEL-OSCO ILLINOIS 26WK BRAND 6-15-19

EASTSIDE DISTILLING

All Markets	BRAND FAMILY	Latest 26 Wks - W/E 06/15/19 $	Latest 26 Wks - W/E 06/15/19 $ YA
ALBSCO Jewel Illinois	JACK DANIEL'S	3,354,231	3,608,093
ALBSCO Jewel Illinois	JIM BEAM BRBN	2,225,331	2,256,997
ALBSCO Jewel Illinois	MAKER'S MARK	895,546	884,676
ALBSCO Jewel Illinois	BULLEIT WHISKEY	547,348	466,543
ALBSCO Jewel Illinois	EVAN WILLIAMS	517,351	501,855
ALBSCO Jewel Illinois	BUFFALO TRACE	372,664	320,015
ALBSCO Jewel Illinois	WOODFORD RESERVE	318,418	229,601
ALBSCO Jewel Illinois	KNOB CREEK	286,620	275,693
ALBSCO Jewel Illinois	WILD TURKEY	254,451	236,370
ALBSCO Jewel Illinois	EARLY TIMES	171,272	193,528
ALBSCO Jewel Illinois	GENTLEMAN JACK	169,909	168,552
ALBSCO Jewel Illinois	BASIL HAYDEN'S	147,689	118,816
ALBSCO Jewel Illinois	BULLEIT WHISKEY	145,706	140,362
ALBSCO Jewel Illinois	TEMPLETON RYE WHISKEY	128,270	143,825
ALBSCO Jewel Illinois	BLANTON	106,596	167,677
ALBSCO Jewel Illinois	SAMUEL GRANT	99,365	98,438
ALBSCO Jewel Illinois	ANGELS ENVY WSKY	99,027	82,607
ALBSCO Jewel Illinois	FOUR ROSES	98,131	75,811
ALBSCO Jewel Illinois	EAGLE RARE	94,043	87,204
ALBSCO Jewel Illinois	BRECKENRIDGE WSKY	88,896	67,763
ALBSCO Jewel Illinois	1792 WHISKEY	80,745	46,727
ALBSCO Jewel Illinois	**ELIJAH CRAIG BRBN (3)**	72,345	52,300
ALBSCO Jewel Illinois	LARCENY BOURBON	70,752	70,019
ALBSCO Jewel Illinois	WOODFORD RESERVE	70,201	62,622
ALBSCO Jewel Illinois	JACK DANIEL'S	55,505	34,843
ALBSCO Jewel Illinois	KNOB CREEK	54,162	49,356
ALBSCO Jewel Illin	**REDNECK RIVIERA**	**46,315**	
ALBSCO Jewel Illinois	KOVAL WHISKEY	45,402	43,368
ALBSCO Jewel Illinois	**TIN CUP WHISKEY**	**41,531**	**53,412**
ALBSCO Jewel Illinois	HIGH WEST WSKY	39,466	36,186
ALBSCO Jewel Illinois	TEN HIGH	38,640	42,724
ALBSCO Jewel Illinois	NOT YOUR FATHERS BOURBON	38,021	43,097
ALBSCO Jewel Illinois	JIM BEAM BRBN	34,076	38,316
ALBSCO Jewel Illinois	**BASIL HAYDEN'S**	**33,724**	**14,536**
ALBSCO Jewel Illinois	**GEORGE DICKEL**	**31,169**	**42,401**
ALBSCO Jewel Illinois	REDEMPTION WSKY	30,660	28,173
ALBSCO Jewel Illinois	HIGH WEST WSKY	30,539	27,018
ALBSCO Jewel Illinois	FEW WHISKEY	29,012	21,631
ALBSCO Jewel Illinois	RUSSELL'S RESERVE	24,845	25,125
ALBSCO Jewel Illinois	BOOKERS	24,710	23,650
ALBSCO Jewel Illinois	JEFFERSON'S WSKY	**23,888**	**22,309**
ALBSCO Jewel Illinois	**WHISTLE PIG WSKY**	**23,119**	**1,317**

- $100,000 52wk Dollar Contribution is considered 'good' Redneck will exceed
- 1 Redneck Sku all of the others are 'brand families' with multiple Sku's
- 27 of 82 Brand Family Ranking
- Several (in bold) mature, high investment brands performing below Redneck Riviera (ex. Tin Cup- Owned by Proximo w/Cuervo, Bushmills, Three Olives)
- We expect to add a second package from initial results
- New distribution brands
  - Whistle Pig $23,119. (Dollar Contribution)
  - Heaven's Door $18,900. (Dollar Contribution)
  - Legent $4024. (Dollar Contribution)

MEIJER 4/12WK 7-13-19

EASTSIDE DISTILLING

Brand DESC	Market DESC	MEIJER TOTAL RM XAOC SPIRITS NIELSEN									
	Current Period Description DESC	Current 4 week period ending 07/13/2019					Current 12 week period ending 07/13/2019				
	Metrics	Sales Units	Sales Units % Change	Sales Dollars	Sales Dollars % Change	Avg Retail Price	Sales Units	Sales Units % Change	Sales Dollars	Sales Dollars % Change	Avg Retail Price
REDNECK RIVIERA		807	0.00%	$18,467	0.00%	$22.88	1,690	0.00%	$38,940	0.00%	$23.03
Total		807	0.00%	$18,467	0.00%	$22.88	1,690	0.00%	$38,940	0.00%	$23.03

- $180,000 52wk Dollar Contribution trajectory (very good)
- MI, IN, KY, WI & IL
- Presentation 8/27 (preliminary feedback expect to add 1/2 new packages from initial results)


PROUD TO PARTNER WITH
FOLDS of HONOR
PLAY HARD
REDNECK
RIVIERA
WHISKEY

REDNECK RIVIERA 4TH QUARTER VAP

EASTSIDE DISTILLING


WORK HARD
REDNECK RIVIERA WHISKEY
PLAY HARD
2020 SURVIVAL KIT!
REDNECK RIVIERA
WHISKEY
A SMALL BATCH WHISKEY WITH VANILLA HONEY SMOOTHNESS AND A SUBTLE OAK FINISH.
REDNECK RIVIERA
WHISKEY
GRANNY RICH RESERVE
1
750ML BOTTLE
REDNECK RIVIERA
WHISKEY
REDNECK
RIVIERA
WHISKEY
1
375ML BOTTLE
GRANNY RICH RESERVE
WHISKEY

- The follow-up to the very successful '2018 Git Down' is the 'Survival Kit'
- 1-Redneck Riviera Whiskey 750ml/ 1-Redneck Riviera Granny Rich 375ml- no upcharge
- $20. value (Granny Rich 375ml is 'not' available in the market) equivalent Granny Rich 750ml is suggested at EDLP at $39.99

REDNECK RIVIERA 4TH QUARTER VAP

EASTSIDE DISTILLING


FACE IT AMERICA, YER GONNA NEED THIS!
WHETHER YOU'RE A DEMOCRAT, REPUBLICAN OR INDEPENDENT, ONE THING'S FOR SURE IN 2020...YOU'RE GONNA NEED A DRINK!
I'm proud to offer you not only a bottle of Redneck Riviera American blended whiskey, but a BONUS bottle of the super smooth and world renown Granny Rich Reserve! It's time to #ShutUpAboutPolitics and find some common ground with a glass of Redneck Riviera Whiskey! God bless America!
John Rich
REDNECK RIVIERA
WHISKEY

- Unique value add
- In-store starting late September 2019
- The VAP provide visibility and trial in the all important 4th Quarter where display space is dominated by mature top 15 brands
- Introduces to the market for trial our highest margin Eastside brand

REDNECK RIVIERA BRAND FAMILY

EASTSIDE DISTILLING


REDNECK RIVIERA WHISKEY
2020 SURVIVAL KIT!
REDNECK RIVIERA WHISKEY
REDNECK RIVIERA WHISKEY
GRANNY RICH RESERVE
HOWDY DEW!

OREGON TOPLINE RESULTS / OVERALL BUSINESS ADJUSTMENTS

EASTSIDE DISTILLING

H1 2018 TOTAL	H1 2019 TOTAL	DIFFERENCE	%GROWTH
7760	11333	3573	46.00%
* JULY 2018	* JULY 2019	DIFFERENCE	%GROWTH
1425	2283	858	60.00%

Off Premise 94% of total volume/ 77% of distribution

Oregon Reorganization 'Right Size' Initiatives

- ► Adjustments based on current market requirements, potential scalability, margin challenges based on brand mix
    - ► April 1st - 10 team members including market, retail sales and sales support
    - ► August 1st - 4 team members
- ► Oregon business unit will be profitable (with appropriate personnel, marketing spend adjustments and higher margin brand focus)
- ► Additional Adjustments
    - ► Job elimination- 1 Administrative/ Office Support
    - ► Job elimination- 1 Accounting Position
- ► Annual Savings $780,000.
- ► Effective Immediately

SKU Rationalization

- ► 20% cut of existing skus/ July Implementation
- ► Within Oregon utilize a $10,000 R12 Month Minimum Net Profit Qualifier (National Brand Expectation)

Product Development Adjustments

- ► January 2019- 41 Product Development Initiatives/ July 2019- 5 New Product Development Initiatives
- ► Criteria: National Viability / Transactional Data Validation/ Consumer Insights/ Retail- Distributor Input
- ► Approach change will provide cost savings, organization focus & production efficiency



PORTLAND OREGON
GARRYANA-FINISHED
BURNSIDE
GOOSE HOLLOW RSV BOURBON
WEST END
EASTSIDE DISTILLING

NEW BRANDS

EASTSIDE DISTILLING


REDNECK RIVIERA
HOWDY DEW!
FRUIT PUNCH WITH A KICK!
FOLDS OF HONOR
WORK HARD
PLAY HARD


Outlandish
GINGER
SPARKLING CBD
COMING SOON


Outlandish
SELTZER
SPARKLING CBD
AVAILABLE NOW


Outlandish
TONIC
SPARKLING CBD
COMING SOON


MADE WITH PORTLAND POTATO VODKA
LIME & GINGER
PORTLAND MULE
MARIONBERRY
ALC BY VOL 10.5%

- ► Nationally Being Presented Now
- ► 4th Quarter Regional Availability
- ► 2020 1st Qtr. National wide

- ► CBD Mixer
- ► Seltzer release 7/10
- ► Oregon Seltzer Ginger & Tonic 9/1 release

- ► Oregon release 8/2